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AXA Equitable Life Insurance Company

SUPPLEMENT DATED NOVEMBER 24, 2014 TO THE PROSPECTUS FOR STRUCTURED CAPITAL STRATEGIES(R) DATED AUGUST 1, 2014

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This Supplement modifies certain information in the above-referenced Prospectus
(the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

Structured Capital Strategies(R) will be available for sale in Illinois on or about December 8, 2014. To reflect this change, the "Illinois" section of "Appendix II: State contract availability and/or variations of certain features and benefits" in the Prospectus is replaced in its entirety with the following:

-----------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
ILLINOIS  Series C contracts                Not available.

          QP (Defined Benefit and Defined   Not available.
          Contribution) contracts

          See "Segment Types" under         Choice Segments are not
          "Structured Investment Option"    available.
          in "Contract Features and
          Benefits"

          See Footnote (2) to the "Fee      Withdrawal charges will also
          Table" and see also "Charges      apply to Series B contracts
          under the contracts" in "Charges  purchased with an initial
          and expenses"                     contribution of $25 million or
                                            more.

          See "Selecting an annuity payout  You can choose the date annuity
          option" under "Your annuity       payments are to begin, but it
          payout options" in "Accessing     may not be earlier than twelve
          your money"                       months from the contract date.
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



Structured Capital Strategies(R) is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable). Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2014 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                   IM-21-14 (11/14)                        Cat.# 153099 (11/14)
                   SCS/NB                                               #821073